GUARANTY

Brown Brothers Harriman & Co., and                            APPENDIX C
KBC Bank N.V., and
Meespierson N.V., and
RZB Finance LLC
BROWN BROTHERS HARRIMAN & CO.,
59 WALL STREET
NEW YORK, NEW YORK 10005

Gentlemen:

Reference is made to certain financing agreements (herein the "Agreements") between you and the above-named Debtor. The undersigned hereby unconditionally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of all now existing and future indebtedness. obligations and liabilities of the Debtor to you, howsoever arising. whether direct or indirect. absolute or contingent. secured or unsecured. whether arising under any of the Agreements as now written or as amended or supplemented hereafter. or by operation·of law or otherwise. together with all interest with respect to the foregoing. including interest accruing after the filing of any Petition in bankruptcy by or against the Debtor. whether or not such interest is allowed in such bankruptcy proceeding. Further .' the undersigned agrees to pay to you on demand the amount of aIl expenses (including reasonable attorneys' fees and expenses) incurred by you in collecting or attempting to collect any of the Debtor's obligations to you whether from the Debtor or any other obligor or from the undersigned, or in realizing upon any collateral, even if any such claim cannot be asserted against the Debtor. ( All of the aforementioned obligations, liabilities, interest and expenses are hereinafter collectively called the "Obligations.")
This Guaranty is executed as an inducement to you to make loans or advances to the Debtor or otherwise to extend credit or financial accommodations to the Debtor. or to enter into or continue a financing arrangement with the Debtor. which actions are reasonably expected to benefit. directly or indirectly the undersigned. The undersigned agrees that any of the foregoing shall be done or extended by you in your discretion and shall be deemed to have been done or extended by you in consideration of and in reliance upon the execution of this Guaranty. but that nothing herein shall obligate you to do any of the foregoing.
Notice of (a) the acceptance of this Guaranty. (b) the making of loans or advances and the extension of credit to the Debtor. (c) the amendment. execution or termination of any of the Agreements or any other agreements between you and the Debtor. (d) presentment. demand. protest. notice of protest. notice of non-payment and all other notices to which the Debtor or the undersigned may be entitled. and (e) your reliance on this Guaranty. are each hereby waived by the undersigned. The undersigned also waives notice of, and consents to changes in terms or extensions of time of payment. the taking and releasing of collateral or guarantees and the settlement, compromise or release of any Obligations, and agrees that, as to the undersigned, the amount of the Obligations shall not be diminished by any of the foregoing. The undersigned also agrees that you need not attempt to collect any Obligations from the debtor or other obligors or to realize upon any collateral, but may require the undersigned to make immediate payment of obligations to you when due or at any time thereafter. The Obligations shall be due and payable when and as the same shall be due and payable under the terms of the Agreements notwithstanding that the collection or enforcement thereof may be stayed or enjoined under the Bankruptcy Code. You shall not be liable for. and the liability of the undersigned shall not be diminished as a result of your failure to realize upon or perfect your security interest in any collateral or security therefor. or any part thereof. or for any delay in so doing. nor shall you be under any obligation to take any action whatsoever with regard thereto.
The undersigned acknowledges that this Guaranty and the undersigned's obligations hereunder are and shall at all times continue to be absolute and unconditional in all respects. and shall at all times be valid and enforceable irrespective of (a) the fact that any of the Obligations or any security interest in or lien on any collateral therefor may not be enforceable. or (b) any equities. defenses or claims in favor of others. or (c) any failure on your part to enforce any security interest or lien. or (d) any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this ·Guaranty and the undersigned's obligations under this Guaranty or the Obligations. This Guaranty sets forth the entire agreement and understanding between us. and the undersigned absolutely. unconditionally and irrevocably waives any and all right to assert any defense. set-off, counterclaim or cross-claim of any nature whatsoever with respect to this Guaranty or the Obligations of the undersigned or any other person or party (including. without limitation. the Debtor) in any action or proceeding brought by you to collect the Obligations or any portion thereof. or to enforce the liability of the undersigned under this Guaranty. The undersigned acknowledges that no oral or other agreements. understandings.

representations or warranties exist with respect to this Guaranty. or the undersigned's liability hereunder except as specifically set forth in this Guaranty.
Payment by the undersigned shall be made to you at your office from time to time on demand as Obligations become due, and one or more successive or concurrent actions may be brought hereon against the undersigned either in the same action in which the Debtor is sued or in separate actions. In the event any claim or action or action on any judgment based on this Guaranty, is made or brought against the undersigned, the undersigned agrees not to deduct, set-off, or seek or counterclaim for or recoup any amounts which are or may be owed by you to the undersigned, or for any loss of contribution from any other guarantor. All sums at any time to the credit of the undersigned and any property of the undersigned on which you at any time have a lien or security interest, or of which you at any time have possession, shall secure payment and performance of all Obligations and any and all other Obligations of the undersigned to you however arising. Your rights with respect to this security interest shall be coextensive with those rights granted to you in the Agreements between the Debtor and you.
The undersigned unconditionally, irrevocably and expressly waives any and all rights of subrogation, reimbursement, indemnity, contribution or any other claims (including without limitation, any and all claims as defined in the Bankruptcy Code) which the undersigned may now or hereafter have against the Debtor or with respect to the Debtor's property (including, without limitation, any property collateralizing the liabilities of the Debtor or any right of offset held by you for the payment of the liabilities of the Debtor) arising from the existence or performance of this Guaranty, or otherwise, until such time as the Obligations are indefeasibly paid or otherwise satisfied in full to you.
If after receipt of any payments of, or proceeds of security applied (or intended to be applied) to the payment of all or any part of the Obligations, for any reason compelled to surrender or voluntarily surrender such payment or proceeds to any person (a) because such payment or application of proceeds is or may be avoided. invalidated. declared fraudulent. set aside. determined to be void or avoidable as a preference, fraudulent conveyance, impermissible set off or diversion of trust funds. or (b) for any other reason. including without limitation (i) any judgment. decree or order (If any court or administrative body having jurisdiction over you or any of your property. or (ii) any settlement or compromise of any such claim effected by you with any such claimant (including the Debtor). then the Obligations or any part thereof intended to be satisfied shall be reinstated and continued and this Guaranty shall continue in full force as if such payment or proceeds had not been received by you. notwithstanding any revocation thereof or the cancellation of any note or other instrument evidencing any Obligation or otherwise: and the undersigned shall be liable to pay you and docs hereby indemnify you and hold you harmless for the amount of such payment or proceeds so surrendered and all expenses (including all your attorneys' fees. court costs and expenses attributable thereto) incurred by you in the defense or settlement of any claim made against you that any payment or proceeds received by you in respect of all or any part of the Obligations must he surrendered. The provisions of this paragraph shall survive the termination of this Guaranty and any satisfaction and discharge of the Debtor by virtue of any payment. court order or any federal or state law.
In the event of any breach of, default under or termination of any of the Agreements between you and the Debtor, or in the event any of the Obligations arc not paid by the Debtor when demanded or due (by acceleration or otherwise). or in the event that the undersigned shall fail to observe or perform any agreement. warranties, or covenants contained herein. or should the undersigned dissolve or cease its business. call a meeting of its creditors. fail to meet its debts as they mature. have commenced by or against the undersigned any bankruptcy. insolvency, arrangement. reorganization. receivership or similar proceeding under any federal or state law. then the liability of the undersigned for the Obligations shall mature even if the liability of the Debtor does not mature, and all such Obligations shall be immediately due and payable to you. In the event you refer the collection of the undersigned's liability hereunder to an attorney you shall be entitled to recover from the undersigned on demand all of your attorneys' fees and expenses incurred in connection therewith.
This Guaranty may be terminated by the undersigned only upon actual receipt by one of your officers of at least ten (10) business days' prior written notice of termination sent by registered mail; provided however. that the undersigned shall remain bound hereunder. and this Guaranty shall continue in full force and effect with respect to the then existing Obligations as well as all extensions. renewals or modification of such existing Obligations. Any such termination shall not relieve the undersigned from liability for any post termination collection expenses or interest. This is a continuing Guaranty and written notice to you as above provided shall be the only means of termination, notwithstanding the fact that for certain periods of time there may be no Obligations owing to you by the debtor.
Your books and records showing the account between you and the Debtor shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth. Your monthly statements rendered to the Debtor shall be binding upon the undersigned (whether or not the undersigned received copies thereof) and shall constitute an account stated between you and the Debtor. unless you shall have received a written statement of the Debtor's exceptions within thirty (30) days after the statement was mailed to the Debtor. All notices to the undersigned hereunder shall be sent by regular mail. certified mail or overnight courier at your option and shall he addressed to the undersigned at their respective addresses specified below their signatures hereto.
This Guaranty embodies the whole agreement of the parties and may not be modified except in writing. and no course of dealing between you and any of the undersigned shall be effective to change or modify this Guaranty. Your failure to exercise any right hereunder shall not he construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter. and such rights shall he considered as cumulative rather than alternative. No knowledge of any breach or other nonobservance by any of the undersigned of the terms and provisions of this Guaranty shall constitute a waiver thereof, nor a waiver of any obligations to he performed by the undersigned hereunder. The undersigned hereby acknowledges that you have no fiduciary duty to the undersigned and waives any duty you may have to disclose any matter. fact or thing relating to the business, operations or condition of the Debtor, now or hereafter known to you.
    This Guaranty is executed and given in addition to. and not in substitution. reduction. replacement or satisfaction of any other endorsement or guarantees of the Obligations, now existing or hereafter executed by the undersigned or others in your favor.
When used in this Guaranty all pronouns shall, wherever applicable, be deemed to include the plural as well as the masculine and feminine gender. This Guaranty shall inure to the benefit you and your successors and assigns and you may assign this Guaranty without the consent of the undersigned and any such assignee of yours shall be entitled to enforce this Guaranty. This Guaranty shall he binding upon the undersigned and upon the undersigned's respective heirs, executors, administrators, successors and assigns, and shall pertain to the Debtor and its successors and assigns. This Guaranty may be executed in any number of counterparts, each of which when executed shall be deemed an original and such counterparts shall together constitute but one and the same document.
This Guaranty shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. The undersigned. if more than one. shall be jointly and severally liable hereunder and the term "undersigned" whenever used herein shall mean all of the undersigned or anyone of them. Anyone signing this Guaranty shall be bound hereby, whether or not anyone else signs this Guaranty at any time.
In any litigation based on this Guaranty in which you and the undersigned shall be adverse parties, each of the partIes hereby waives trial by jury and the undersigned hereby waives the right to interpose any defense based upon any statute of limitations or any claims of laches. The undersIgned hereby irrevocably submits to the jurisdiction of any New York State or United States Federal court sitting in New York City over any action or proceeding arising out of or relating to this Guaranty and hereby irrevocably agrees that all claims In respect of such action or proceeding may be heard and determined in such New York Slate or Federal court. The undersigned irrevocably consents 'to the service of any and all copIes of such process to the undersigned at their respective addresses specified below theIr signatures hereto. The undersigned agree that a final judgment in any such action or proceeding shall be conclusIve and may be enforced In other JurisdIctions by suit on the judgment or in any other manner provided by law. The undersigned further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of forum non conveniens. The undersigned agrees that any action or proceeding brought against you shall be brought only In a New York State or United States Federal court sitting In New York County. Nothing herein shall affect your right to serve legal process in any other manner permitted by law or affect your right to bring any action or proceeding agaInst any of the undersIgned or their property In the courts of any other jurisdictions. To the extent that any or the undersigned has or hereafter may acquire any Immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its properly, the undersigned hereby irrevocably waives such immunity in respect of the Obligations under this Guaranty.

* See Insert Below.
IN WITNESS WHEREOF the undersigned have executed and delivered this Guaranty effective as of the date above set forth.

CORPORATE SEAL		The A-Mark Corporation
(where applicable)		Name of Guarantor
	By:		Address
Name:
	Title:		SS/TIN No.
CORPORATE SEAL		A-Mark Holding Inc.
(where applicable)		Name of Guarantor
	By:		Address
Name:
	Title:		SS/TIN No.

* Notwithstanding anything to the contrary contained in this guaranty, the undersigned shall not be required to make any payment under this Guaranty for a period of thirty (30) days after a written demand is made by you for payment under this Guaranty (the "Forebearance Period"). The Forebearance Period shall not in any way affect the Guarantor's liabilities or obligations in respect to this Guaranty.

o· This Guaranty is executed and given in addition to. and not in substitution. reduction. replacement. or satisfaction of any
•other endorsement or guarantees of the Obligations. now existing or hereafter executed by the undersigned or others in your favor.
When used in this Guarant _ all ronnuns shall. wherever a lieable. be deemed to include the lural as well as the mascu me and emmme gender. is Guaranty s a Inure to t e ne It 0 ou and your successors and assigns an ou may{asslgn [no~ this Guaranty without the consent of the undersigned and any such assignee of yours shall be entitled to enforce this Guaranty. This Guaranty shall he binding upon the undersigned and upon the undersigned's respective heirs. executors. administrators. successors and assigns. and shall pertain to the Debtor and its successors and assigns. This Guaranty may be executed in any number of counterparts. each of which when executed shall be deemed an original and such counterparts shall together constitute but one and the same document.
This Guaranty shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. The undersigned. if more than one. shall be jointly and severally liable hereunder and the term "undersigned" whenever used herein shall inean all of the undersigned or anyone of them. Anyone signing this Guaranty shall be bound hereby, whether ur not anyone else signs this Guaranty at any time.
n any itigation based on Ihis Guaranly in which ou and Ihe undersigned shall be adverse parties, each of the partIes hereby waives trial by jury and the undersigned hereby waives the right to interpose any defense based upon any stalute of limitations or any claims of laches. The undersIgned hereby Irrevocably submits to the jurisdiction of any New York State or United States Federal court sltllng in New York Clly over any acllon or proceeding arising out of or relating to tbis Guaranty and hereby irrevocably agrees that all claims In respect of such action or proceeding may be heard and determined in such New York Slate or Federal rourt. The undersigned irrevocably consents 'to the service of any and all copIes of such process to the undersIgned at theIr respective addresses specified below theIr signatures hereto. The undersIgned agree that a final judgment In any such acllon or proceeding shall be conclusIve and may be enforced In other JurisdIctions by suit on the judgment or in any other manner provided by law. The undersigned further waives any objection to venue In such State and any objection to an action or procee~ing in such State on the basis of!m:wn !lWl coDyeniens. The un ers gne agrees t al any action or procee ng broug t aga ns ou shall be brought only In a New York State or United States Federal court sitting In New York County. Nothing haroein shall affect your right to serve legal process in any other manner permitted by law or affect your rlghl to bring any action or proceeding agaInst any of the undersIgned or thelr property In the courts of any other [urfsdictions. To the extent that any or the undersigned has or hereafter may acquire any Immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment In aid Df execution, execution or otherwlse) with respect to itselr or its properly, the undersigned hereby irrevocably waives such immunity in respect of the Obligations under this Guaranty.
* See Insert Below.
IN WITNESS WHEREOF the undersigned have executed arid delivered this Guaranty effective as of the date above set forth.

CORPORATE SEAL
(where applicable)

By: Name:

-------------------------

Title: SSfTIN No.

CORPORATE SEAL
(where applicable)

By:

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* Notwithstanding anything to the contrary contained in this guaranty, the undersigned shall
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